UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 19, 2021

OCUGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

263 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2021 Performance-Based Equity Awards

On April 19, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of Ocugen, Inc. (the “Company”) granted certain options to purchase shares of common stock, par value $0.01 per share, of the Company (the “2021 Performance Options”) to certain officers of the Company, including certain named executive officers. Twenty percent (20%) of the 2021 Performance Options will vest based on the achievement of each of five performance milestones related to the Company’s development of COVAXIN, its vaccine candidate for the prevention of COVID-19 in collaboration with Bharat Biotech International Limited. With respect to each milestone, ten percent (10%) of the 2021 Performance Options will vest upon the Committee’s determination that the applicable milestone has been achieved, and the remaining ten percent (10%) will vest upon the first anniversary of the applicable milestone achievement date, subject to the applicable officer’s continued service with the Company as of such anniversary. The 2021 Performance Options were granted to the following named executive officers in the following amounts:

Name and Title	Number of Options
Shankar Musunuri Chief Executive Officer, Chairman of the Board, and Co-Founder	985,000
Sanjay Subramanian Chief Financial Officer	177,800

The 2021 Performance Options were granted pursuant to a form of Performance-Vested Stock Option Agreement approved by the Committee (the “2021 Performance Option Agreement”). The foregoing description of the grant of 2021 Performance Options is qualified in its entirety by reference to the terms of the form 2021 Performance Option Agreement, which will be filed as an exhibit in a subsequent periodic report to be filed under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2021

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chief Executive Officer and Chairman